SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule

14a-6(a)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-11(c) or Section

240.14a-12.

FURR'S/BISHOP'S, INCORPORATED
(Name of Registrant as Specified In Its Charter)

FURR'S/BISHOP'S, INCORPORATED
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table
below per Exchange Act Rules
14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction
applies:
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3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------
4) Proposed maximum aggregate value of
transaction:
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5) Total fee paid:
_____________________________________________ [ ]

Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid: _____________________________________
2) Form, Schedule or Registration Statement No.:
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3) Filing Party: _______________________________________________
4) Date Filed: _________________________________________________



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                          FURR'S/BISHOP'S, INCORPORATED
                               6901 QUAKER AVENUE
                              LUBBOCK, TEXAS 79493


                            ADDITIONAL PROXY MATERIAL
                               DATED MAY 22, 1998

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, MAY 28, 1998




                             ELECTION OF DIRECTORS


     The Company today announced that one of the Board's nominees for election as a director at the Company's upcoming annual meeting on May 28, 1998, Suzanne Hopgood, has withdrawn her name from the Board's slate. Should the Board of Directors designate a substitute nominee, it is intended that the persons named on the WHITE proxy card and the STRIPED WHITE proxy card will vote the shares of Common Stock represented "FOR" such substitute nominee to serve until the next annual meeting stockholders and until such nominee's successor shall have been duly elected and shall qualify.

                                                   FURR'S BISHOP'S, INCORPORATED


IF YOU HAVE ANY QUESTIONS OR NEED ANY HELP IN VOTING YOUR SHARES, PLEASE CONTACT OUR PROXY SOLICITOR:

                           INNISFREE M&A INCORPORATED
                            TOLL FREE 1-888-750-5834

                               501 MADISON AVENUE
                               NEW YORK, NY 10022




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